SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) MAY 1, 2001
                                                           -----------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                         0-24526               76-0428727
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)


5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                 77057
--------------------------------------------------  ---------------
(Address of Principal executive offices)                (Zip Code)


Registrant's telephone number including area code.   (713) 435-5000
                                                    ---------------





(Former  name  or  former  address,  if  changed since last report)          Not
                                                                             ---
applicable
     -----

ITEM 5.  OTHER  EVENTS.
------   -------------

          On May 1, 2001 Coastal Bancorp, Inc. ("Coastal") announced that on April 26, 2001 its Board of Directors voted to increase the first quarter of 2001 common stock dividend by 20% over the previous quarter's. The $0.12 cash dividend will be paid on June 15, 2001 to shareholders of record as of May 15, 2001. Future dividend payments will be determined by the Board of Directors based on the company's results of operations, financial condition, general economic conditions and other factors.

          Coastal through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100% of the voting stock of the Bank, a Texas-chartered state savings bank headquartered in Houston.


ITEM 7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND
------   -------------------------------------------------------------
EXHIBITS.
---------

     (a)     Financial  Statements
             ---------------------

               No  financial  statements  are  required.

     (b)     Pro  Forma  Financial  Information
             ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)     Exhibits
             --------

               No.         Description
               ---         -----------
               99          Press  Release,  dated  May  1,  2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


     /s/  Catherine  N.  Wylie                         Date:  May  2,  2001
     -------------------------
by:  Catherine  N.  Wylie
     Sr.  Executive  Vice  President/
     Chief  Financial  Officer

                              COASTAL BANCORP, INC.


                                   EXHIBIT 99


               PRESS RELEASE OF THE REGISTRANT DATED  MAY 1, 2001

                                                                    NEWS RELEASE
--------------------------------------------------------------------------------

                              FOR IMMEDIATE RELEASE

   COASTAL BANCORP, INC. FIRST QUARTER CASH DIVIDENDS INCREASED BY 20 PERCENT

     HOUSTON (May 1, 2001) - Coastal Bancorp, Inc. (NASDAQ: CBSA) announced today that on April 26, 2001, its Board of Directors voted to increase the first quarter of 2001 common stock dividend by 20% over the previous quarter's. The $0.12 cash dividend will be paid on June 15, 2001 to shareholders of record as of May 15, 2001. Future dividend payments will be determined by the Board of Directors based on the company's results of operations, financial condition, general economic conditions and other factors.
     At March 31, 2001, Coastal Bancorp, Inc. had total assets of $3.2 billion, deposits of $1.7 billion, preferred stock (Series A) of Coastal Banc ssb of $28.8 million, Series A Cumulative Preferred Stock of $27.5 million and common stockholders' equity of $116.3 million.
     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb operates 50 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas. You can visit the company's web site at www.coastalbanc.com (which is not a part of this press release).
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the company, the occurrence of which involve certain risks and uncertainties detailed in the company's filings with the Securities and Exchange Commission.

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